Exhibit 99.1

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Total Number of Share(s) Tendered*

*  Unless otherwise indicated, it will be assumed that all shares presented with this Letter of Transmittal, along with all shares held as book-entry within the account are being tendered hereby. If the indicated number exceeds the number of book-entry shares within the account, it will be assumed that the number of shares tendered is equal to the number of book-entry shares within the account.

By signing and submitting this Letter of Transmittal you warrant that these shares will not be sold, including through limit order request, unless properly withdrawn from the exchange offer (the “Exchange Offer”) contemplated by the offer to exchange/prospectus dated [●], 2025 (as it may be amended or supplemented from time to time, the “Exchange Offer Prospectus”).

Letter of Transmittal

for the

Offer to Exchange each outstanding ordinary share of

CureVac N.V.

for $5.4641 of American Depositary Shares of

BioNTech SE

(subject to a collar and calculated as described in the Exchange Offer Prospectus)

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON [●], 2025, UNLESS THE EXCHANGE OFFER IS EXTENDED (SUCH TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”) OR EARLIER TERMINATED. SHARES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.

The Exchange Agent for the Exchange Offer is:

Computershare Trust Company, N.A.

If delivering by trackable mail, including overnight delivery or any other expedited service:	If delivering by First Class Mail:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: BNSB 150 Royall Street, Suite V Canton, MA 02021	Computershare Trust Company N.A. c/o Voluntary Corporate Actions: COY BNSB P.O. Box 43011 Providence, RI 02940-3011

Delivery will only be deemed valid if delivered in accordance with the instructions above.

BioNTech SE – COY BNSB

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to Computershare Trust Company, N.A. (the “Exchange Agent”). You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Internal Revenue Service (“IRS”) Form W-9 enclosed herein or the appropriate IRS Form W-8, as applicable.

The Exchange Offer is not being made to (nor will tender of shares be accepted from or on behalf of) shareholders in any jurisdiction where it would be illegal to do so.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Time is critical. Please complete and return promptly in accordance with the enclosed instructions.

If you have questions or requests for assistance, or would like additional copies of this Letter of Transmittal or any of the other documents delivered in connection with the Exchange Offer, you should contact Georgeson LLC, the Information Agent for the Exchange Offer (the “Information Agent”), using the contact information on the last page of this Letter of Transmittal.

This Letter of Transmittal is in connection with the Exchange Offer by BioNTech SE, a European stock corporation (Societas Europaea) organized under the laws of Germany and the European Union (“BioNTech”), to exchange all of the outstanding ordinary shares, par value €0.12 per share (the “CureVac Shares”), of CureVac N.V, a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (“CureVac”), for American Depositary Shares, each representing one ordinary share, no par value, with a notional amount attributable to each ordinary share of €1, of BioNTech (the “BioNTech ADSs”), as more fully set out in the Exchange Offer Prospectus.

Joh. Berenberg, Gossler & Co. KG is acting as Subscription Agent for the Exchange Offer (the “Subscription Agent”). In that capacity, the Subscription Agent may, at BioNTech’s election, receive validly tendered CureVac Shares in trust and for the benefit of BioNTech for purposes of effectuating share capital increases under German law, as set out in more detail in the Exchange Offer Prospectus.

You should use this Letter of Transmittal to deliver to the Exchange Agent CureVac Shares if (i) your shares are directly registered in your own name in CureVac’s shareholders register, including if you are a record holder and hold shares in book-entry form on the books of CureVac’s transfer agent, or (ii) if you hold shares in “street name” through The Depository Trust Company (“DTC”) in book-entry form, unless an Agent’s Message (as defined in Instruction 3 below) in lieu of this Letter of Transmittal is utilized.

If you wish to tender CureVac Shares that are registered in the name of a broker, dealer, commercial bank, trust company, or other nominee, you should contact your broker, dealer, commercial bank, trust company or other nominee and request that your broker, dealer, commercial bank, trust company, or other nominee tenders such shares.

BECAUSE BIONTECH IS NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES, A HOLDER MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF THE EXCHANGE AGENT AND DTC PRIOR TO THE EXPIRATION TIME. TENDERS NOT COMPLETED PRIOR TO THE EXPIRATION TIME WILL BE DISREGARDED AND OF NO EFFECT. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OTHER DOCUMENTS TO BIONTECH OR CUREVAC. SEND THESE DOCUMENTS ONLY TO THE EXCHANGE AGENT.

BioNTech SE – COY BNSB

SUBJECT TO (ONDER OPSCHORTENDE VOORWAARDE), AND EFFECTIVE UPON, ACCEPTANCE FOR EXCHANGE OF THE CUREVAC SHARES VALIDLY TENDERED HEREWITH AND NOT PROPERLY WITHDRAWN IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER, THE PROPER COMPLETION AND DULY SIGNING OF THIS LETTER OF TRANSMITTAL WILL CONSTITUTE A PRIVATE DEED OF TRANSFER AS REQUIRED BY DUTCH LAW FOR THE TRANSFER OF THE CUREVAC SHARES TENDERED HEREWITH TO BIONTECH OR, AT BIONTECH’S ELECTION, THE SUBSCRIPTION AGENT, OR TO BIONTECH’S ASSIGNEE (IF BIONTECH DESIGNATES SUCH ASSIGNEE AND THIS LETTER OF TRANSMITTAL IS SUBSEQUENTLY SIGNED BY THE EXCHANGE AGENT ON BEHALF OF SUCH ASSIGNEE, IN EACH CASE PRIOR TO THE ACCEPTANCE FOR EXCHANGE OF AND EXCHANGE OF THE TENDERED SHARES FOR SHARES OF BIONTECH ADSS), AND CUREVAC’S ACKNOWLEDGEMENT OF SUCH TRANSFER OF SUCH TENDERED CUREVAC SHARES.

BioNTech SE – COY BNSB

IMPORTANT—PLEASE READ THIS INSTRUCTION BOOKLET ACCOMPANYING THIS LETTER OF TRANSMITTAL

Ladies and Gentlemen:

The undersigned herewith tenders to BioNTech (or its designee, which may include the Subscription Agent, as set out below), the above-described CureVac Shares pursuant to the Exchange Offer, on the terms and subject to the conditions set forth in the Exchange Offer Prospectus and this Letter of Transmittal.

On the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment) and subject to and effective upon acceptance for exchange of the CureVac Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Time, the undersigned hereby sells, assigns, and transfers all right, title, and interest in and to all of the CureVac Shares being tendered hereby and with respect to any and all other securities and rights issued or issuable in respect of such CureVac Shares on or after the date hereof (collectively, “Distributions”) to BioNTech or, at BioNTech’s election, the Subscription Agent or BioNTech’s assignee. To the extent the tendered CureVac Shares are directly registered in the name of the undersigned in CureVac’s shareholders register (or if Dutch law would otherwise require a private deed of transfer in order to effect such transfer of tendered CureVac Shares as contemplated by this Letter of Transmittal), the proper completion and signing of this Letter of Transmittal by the undersigned will constitute a private deed of transfer as required under Dutch law for the transfer of the CureVac Shares tendered herewith and CureVac’s acknowledgement of such transfer of such tendered CureVac Shares, which shall be deemed to occur upon BioNTech’s acceptance of the tendered CureVac Shares.

In the event that the Subscription Agent, at BioNTech’s election, receives validly tendered CureVac Shares in trust and for the benefit of BioNTech, the undersigned hereby instructs and authorizes:

1.

the tendered CureVac Shares and any Distributions are to be held by the Subscription Agent in trust on behalf of the undersigned and for the benefit of BioNTech for the purpose of contributing the tendered CureVac Shares to BioNTech to implement a capital increase against contribution in-kind, as more completely described in the Exchange Offer Prospectus; and

2.	the Subscription Agent to transfer all of the CureVac Shares being tendered hereby and any Distributions to BioNTech to implement the capital increase against a contribution in-kind.

For purposes of effectuating the share capital increase under German law, the undersigned hereby instructs and authorizes the Subscription Agent to:

1.	subscribe for a number of new BioNTech ordinary shares as set out in the Exchange Offer Prospectus in the name of the Subscription Agent but on the account of the undersigned; and

2.	transfer the BioNTech ordinary shares received pursuant to such subscription to the depositary (as defined in the Exchange Offer Prospectus) for the issuance of BioNTech ADSs.

In addition, subject to, and effective upon, acceptance for exchange of the CureVac Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Time, the undersigned hereby irrevocably appoints and authorizes BioNTech (or BioNTech’s assignee, if applicable) as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such CureVac Shares and any Distributions with full power of substitution (such proxy and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered CureVac Shares) to the fullest extent of the rights of the undersigned with respect to such CureVac Shares and any Distributions (a) to deliver any Distributions, or transfer ownership of such CureVac Shares and any Distributions on the account books maintained by the DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of BioNTech (or BioNTech’s assignee, if applicable), (b) to transfer such CureVac Shares directly registered in the undersigned’s name in CureVac’s shareholders register and any Distributions in respect of such CureVac Shares to or upon the order of BioNTech (or BioNTech’s assignee, if applicable) to the extent not already transferred pursuant to this Letter of Transmittal,

BioNTech SE – COY BNSB

and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such CureVac Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Exchange Offer.

The undersigned hereby irrevocably appoints each of the designees of BioNTech as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the fullest extent of the rights of the undersigned with respect to the CureVac Shares tendered hereby which have been accepted for exchange and with respect to any Distributions, all in accordance with the terms and subject to the conditions set forth in the Exchange Offer Prospectus and this Letter of Transmittal. The designees of BioNTech will, with respect to the CureVac Shares tendered hereby and any associated Distributions for which the appointment is effective, be empowered to exercise all of the undersigned’s voting and any other rights, as they, in their sole discretion, may deem proper at any annual, extraordinary, convened, or reconvened general meeting of CureVac shareholders. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered CureVac Shares. Such appointment is effective when, and only to the extent that, BioNTech accepts the CureVac Shares tendered with this Letter of Transmittal for exchange pursuant to the Exchange Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies, and consents given by the undersigned with respect to such CureVac Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents, or revocations may be given (and, if given, will not be deemed effective). BioNTech reserves the right to require that, in order for CureVac Shares to be deemed validly tendered, immediately upon BioNTech’s acceptance for exchange of such CureVac Shares, BioNTech or its designees must be able to exercise full voting, consent, and other rights, to the extent permitted under applicable law, with respect to such CureVac Shares and any associated Distributions, including voting at any meeting of CureVac shareholders, or executing a written consent, concerning any matter.

In connection with the Exchange Offer and the undersigned’s tender of CureVac Shares, by executing the Letter of Transmittal, the undersigned hereby represents and warrants to BioNTech and to the Subscription Agent that:

1.

the undersigned has full power and authority to tender, sell, assign, and transfer the CureVac Shares that the undersigned has tendered (and any and all other CureVac Shares or other securities issued or issuable in respect of such shares);

2.

when BioNTech (or BioNTech’s assignee, if applicable) accepts such shares for exchange pursuant to the Exchange Offer, BioNTech, the Subscription Agent, or BioNTech’s assignee, as the case may be, will acquire good, marketable, and unencumbered title to such shares, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claims;

3.

the undersigned is the registered holder of the CureVac Shares tendered hereby, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the CureVac Shares tendered hereby;

4.

the undersigned will, upon reasonable request, promptly execute and deliver any additional documents deemed by the Exchange Agent or BioNTech (or the Subscription Agent or BioNTech’s assignee, if applicable) to be necessary or desirable to complete the sale, assignment, and transfer of the CureVac Shares and any Distributions tendered hereby;

5.

the undersigned shall promptly remit and transfer to the Exchange Agent for the account of BioNTech (or BioNTech’s assignee, if applicable) any and all Distributions in respect of the CureVac Shares tendered hereby, accompanied by documentation sufficient for such transfer and, pending such remittance or appropriate assurance thereof, BioNTech (or BioNTech’s assignee, if applicable) shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by BioNTech (or BioNTech’s assignee, if applicable) in its sole discretion;

6.

the undersigned acknowledges that all authority the undersigned has conferred or agreed to confer in the Letter of Transmittal and all of the undersigned’s obligations hereunder shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and legal representatives, and shall survive and not be affected by the undersigned’s death or incapacity;

BioNTech SE – COY BNSB

7.

the undersigned’s participation in the Exchange Offer and tender of such shares complied with the applicable laws of both the jurisdiction where the undersigned received the materials relating to the Exchange Offer and the jurisdiction from which the tender is being made;

8.

FOR EEA PERSONS: The undersigned acknowledges that in relation to each member state of the European Economic Area (each a “Relevant Member State”) no BioNTech ADSs have been offered or will be offered to the public in a Relevant Member State other than in Germany, Austria, France, Italy, The Netherlands, and Spain, in each case based on a prospectus approved by the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) and notified to the competent authorities in Austria, France, Italy, The Netherlands, and Spain available free of charge on the website of BioNTech SE (https://investors.biontech.de under the “[●]” section), except that BioNTech ADSs may be offered to the public in a Relevant Member State at any time under the following exemptions under the Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market, as amended (the “Prospectus Regulation”): (i) to any qualified investor as defined in Article 2 lit. (e) of the Prospectus Regulation, (ii) to fewer than 150 natural or legal persons (other than qualified investors as defined in Article 2 lit. (e) the Prospectus Regulation), or (iii) in any other circumstances falling within Article 1 para. 4 of the Prospectus Regulation, provided that no such offer (as set forth in clauses (i) to (ii)) of BioNTech ADSs will result in a requirement for the publication by BioNTech of a prospectus pursuant to Article 3 of the Prospectus Regulation or supplement a prospectus pursuant to Article 23 of the Prospectus Regulation;

9.

FOR UK PERSONS: The undersigned acknowledges the offer of BioNTech ADSs to the public in the United Kingdom (the “UK”) is based on the UK prospectus exemption document published by BioNTech for the purposes of the prospectus regulation EU 2017/1129 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended, which is available free of charge on the website of BioNTech SE (https://investors.biontech.de under the “[●]” section); and

10.

FOR ALL OTHER NON-U.S. PERSONS: The undersigned acknowledges that BioNTech has advised the undersigned that it has not taken any action under the laws of any country outside the United States, other than Germany, Austria, France, Italy, The Netherlands, Spain and the UK (collectively, the “Covered Countries”), to facilitate a public offer to exchange CureVac Shares or BioNTech ADSs in that country; that there may be restrictions that apply in other countries, including with respect to transactions in CureVac Shares or BioNTech ADSs in the undersigned’s home country; that, if the undersigned is located outside a Covered Country, the undersigned’s ability to tender CureVac Shares in the Exchange Offer in accordance with its terms will depend on whether there is an exemption available under the laws of the undersigned’s home country that would permit the undersigned to participate in the Exchange Offer without the need for BioNTech to take any action to facilitate a public offering in that country or otherwise; that BioNTech will rely on the undersigned’s representation that the undersigned’s participation in the Exchange Offer is made pursuant to and in compliance with the applicable laws in the jurisdiction in which the undersigned is resident or from which the undersigned is tendering the undersigned’s shares and in a manner that will not require BioNTech to take any action to facilitate a public offering in that country or otherwise; and that BioNTech will rely on the undersigned’s representations concerning the legality of the undersigned’s participation in the Exchange Offer in determining to accept any CureVac Shares that the undersigned is tendering for exchange.

By executing the Letter of Transmittal, the undersigned understands and agrees that, among other matters described in the Exchange Offer Prospectus:

With respect to withdrawal, acceptance, exchange, and delivery:

(i)	the undersigned can withdraw its tender only in accordance with the procedures described in the Exchange Offer Prospectus under “The Offer — Withdrawal Rights” and in Instruction 8 hereof;

BioNTech SE – COY BNSB

(ii)

once BioNTech accepts any of the CureVac Shares that the undersigned has tendered, the undersigned’s tender is irrevocable, and the undersigned will be (a) deemed to have accepted the BioNTech ADSs exchanged for such CureVac Shares and to have relinquished all rights with respect to the tendered and accepted CureVac Shares and (b) entitled to receive such BioNTech ADSs in book-entry form in a direct registered account in the undersigned’s name;

(iii)

in exchange for each tendered CureVac share, the undersigned will receive a number of BioNTech ADSs, taken to five decimal places, equal to the amount obtained by dividing $5.4641 by the volume-weighted average of the price per BioNTech ADS (the “BioNTech ADS VWAP”), taken to four decimal places, over the period of 10 consecutive trading days ending on, and including, the fifth trading day immediately preceding the Expiration Time (the “Exchange Ratio”); provided, however, that, in the event the BioNTech ADS VWAP is greater than or equal to $126.55, the Exchange Ratio will be 0.04318 and, in the event the BioNTech ADS VWAP is less than or equal to $84.37, the Exchange Ratio will be 0.06476;

(iv)

BioNTech’s transfer agent will (a) cause to be credited, in book-entry form to a direct registered account in the undersigned’s name, BioNTech ADSs to which the undersigned is entitled in the name(s) of the registered holder(s) shown on the Letter of Transmittal (or, in the case of shares delivered through DTC, to the account of DTC so that DTC can credit the relevant DTC participant and such participant can credit its respective account holders) as soon as practicable after acceptance of CureVac Shares in the Exchange Offer, and (b) mail a statement evidencing the undersigned’s holdings, as well as general information on the book-entry form of ownership; the undersigned acknowledges the discussion of the share capital increases and extended settlement in the Exchange Offer Prospectus and that delivery of BioNTech ADSs may require up to three weeks or longer;

(v)

no fractional BioNTech ADSs will be issued in the Exchange Offer; to the extent that the undersigned otherwise would be entitled to a fractional BioNTech ADS as a result of the application of the Exchange Ratio, the undersigned will instead receive an amount in cash equal to the product of the fractional BioNTech ADS the undersigned otherwise would be entitled to and the BioNTech ADS VWAP;

With respect to the return of any CureVac Shares not accepted for exchange:

(vi)

if any CureVac Shares are delivered and not accepted by BioNTech (or BioNTech’s assignee, if applicable) for any reason pursuant to the terms and conditions of the Exchange Offer, the Exchange Agent will (a) in the case of CureVac Shares, return such shares to the tendering holders and (b) in the case of CureVac Shares tendered by book-entry transfer pursuant to the procedures set forth in the Exchange Offer Prospectus under “The Offer — Procedures for Tendering,” credit such shares to an account maintained for the benefit of the undersigned with DTC, in each case promptly following expiration or termination of the Exchange Offer;

With respect to delivery of BioNTech ADSs or cash in lieu of fractional shares to persons other than the undersigned:

(vii)

if the undersigned properly complies with the appropriate instructions hereto, including the Special Exchange Instructions and/or Special Delivery Instructions, and provides all necessary and proper documentary evidence, such as a power of attorney, the person designated in the Special Exchange Instructions or Special Delivery Instructions will receive the BioNTech ADSs to which the undersigned is entitled in exchange for the undersigned’s tendered and accepted CureVac Shares in the Exchange Offer, together with cash in lieu of fractional BioNTech ADSs and, if applicable, any CureVac Shares that are not accepted for exchange in the Exchange Offer; provided that BioNTech has no obligation pursuant to such instructions to transfer any shares from the name of the registered holder(s) thereof if BioNTech does not accept any such shares for exchange;

(viii)	if the undersigned completes the appropriate instructions under Instruction 5 hereto and such section is properly complied with, BioNTech (or BioNTech’s assignee, if applicable) or the Exchange Agent

BioNTech SE – COY BNSB

will mail any checks for cash in lieu of fractional BioNTech ADSs to which the undersigned is entitled, in the name(s) and to the address so indicated;

With respect to matters relating to the undersigned’s tender generally:

(ix)

the delivery and surrender of the CureVac Shares (including CureVac Shares tendered herewith) that the undersigned has tendered is not effective, and the undersigned will not receive BioNTech ADSs in exchange for the CureVac Shares tendered herewith, unless and until the Exchange Agent receives a duly completed and signed Letter of Transmittal for CureVac Shares (including any signature guarantees that may be required) or, in the case of CureVac Shares delivered by book-entry transfer through DTC, an Agent’s Message, in either case, together with any other required documents and pursuant to the procedures set forth in the Exchange Offer Prospectus under “The Offer — Procedures for Tendering”;

(x)	no tender of CureVac Shares is valid until all defects and irregularities in such tenders have been cured or waived;

(xi)

neither BioNTech nor the Exchange Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any CureVac Shares or will incur any liability for failure to give any such notification;

(xii)

a tender of CureVac Shares made pursuant to any method of delivery as described in the Exchange Offer Prospectus, together with BioNTech’s (or BioNTech’s assignee’s, if applicable) acceptance for exchange of such shares pursuant to the procedures described in the Exchange Offer Prospectus under “The Offer — Procedures for Tendering” and in the Instructions hereto, will constitute a binding agreement between BioNTech (or BioNTech’s assignee, if applicable) and the undersigned upon the terms and subject to the conditions of the Exchange Offer; and

(xiii)

all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of CureVac Shares will be determined by BioNTech in its sole discretion, and BioNTech’s interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and instructions thereto) will be final and binding, subject to any judgment of any court of competent jurisdiction.

BioNTech SE – COY BNSB

IMPORTANT

SHAREHOLDER: SIGN HERE

(Please complete the IRS Form W-9 enclosed herein or the appropriate IRS Form W-8, as applicable.)

X	Dated:
(Signature(s) of Registered Holder(s))

(Must be signed by the registered holder(s) exactly as name(s) appear(s) in CureVac’s shareholders register, or on a security position listing, or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 2.)

Name(s):
Capacity (Full Title):

(See Instructions)

Address:

Phone Number:
U.S. Taxpayer Identification Number (e.g., Social Security Number or Employer Identification Number):
Number of Shares Reflected in CureVac’s Shareholders Register:

Please contact the Information Agent (using the contact information on the last page of this Letter of Transmittal) if your CureVac Shares are directly registered in your own name in CureVac’s shareholders register and you do not have the numbers reflected in that register readily available.

GUARANTEE OF SIGNATURE(S)

(If required—See Instructions 1 and 2.)

APPLY MEDALLION GUARANTEE STAMP BELOW

BioNTech SE – COY BNSB

SPECIAL EXCHANGE INSTRUCTIONS (See Instructions 1, 2 and 5.)
To be completed ONLY if the BioNTech ADSs (and cash in lieu of fractional BioNTech ADSs) are to be issued in the name of someone other than the signatory above. Please print. Issue To:
Name:
(First, Middle and Last Name)
Address:

(Number and Street)
(Include Zip Code)
U.S. Taxpayer Identification Number (e.g., Social Security Number or Employer Identification Number):
(Recipient must complete the IRS Form W-9 enclosed herein or the appropriate IRS Form W-8, as applicable.)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 2 and 5.)

To be completed ONLY if the BioNTech ADSs
(and cash in lieu of fractional BioNTech ADSs)
are to be sent to someone other than the signatory
above or to the signatory above at an address
other than that shown in the box titled
“Description of Shares Tendered.” Please print.

Mail To:
Name:
(First, Middle and Last Name)
Address:

(Number and Street) (Include Zip Code)

BioNTech SE – COY BNSB

INSTRUCTIONS

Forming Part of the Terms and Conditions of this Exchange Offer

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, BY OR BEFORE 9:00 A.M., NEW YORK CITY TIME, ON [●], 2025, OR SUCH OTHER TIME TO WHICH THE EXPIRATION TIME IS EXTENDED, (A) (i) THE LETTER OF TRANSMITTAL FOR THE CUREVAC SHARES, PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR (ii) IN THE CASE OF SHARES DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE; AND (B) ANY OTHER REQUIRED DOCUMENTS.

1. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If the Letter of Transmittal is signed by the registered holder(s) of the CureVac Shares tendered therewith (“Direct Registration Shares”), the signature(s) must correspond with the name(s) as reflected on the Letter of Transmittal and as registered directly in CureVac’s shareholders register, without alteration, enlargement, or any change whatsoever. If any of the CureVac Shares tendered by the Letter of Transmittal are owned of record by two or more joint owners, each such owner must sign the Letter of Transmittal. If any tendered CureVac Shares are registered in the names of different holders, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of those tendered shares.

If the Letter of Transmittal or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the Exchange Agent proper evidence satisfactory to BioNTech of the authority of such person to so act unless waived by BioNTech.

If Direct Registration Shares are registered in the name of a person other than the person who signs the Letter of Transmittal, the Letter of Transmittal must be accompanied by appropriate stock powers signed exactly as the name or names of the registered owner or owners appear on the Letter of Transmittal accompanying the tender of Direct Registration Shares without alteration, enlargement, or any change whatsoever, with the signature(s) on the stock powers guaranteed by an Eligible Institution (as defined below in Instruction 2).

2. Signature Guarantees. All signatures on the Letter of Transmittal (other than the Exchange Agent’s signature(s), if applicable) must be guaranteed by a financial institution that is a member in good standing of the Securities Transfer Agents Medallion Program or by an eligible guarantor institution (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (each of the foregoing, an “Eligible Institution”), unless (a) the Letter of Transmittal is signed by the registered holder(s) of CureVac Shares tendered therewith, and such holder(s) has (have) not completed the box titled “Special Exchange Instructions” or the box titled “Special Delivery Instructions” enclosed with the Letter of Transmittal or (b) such CureVac Shares are tendered for the account of an Eligible Institution. Holders of CureVac Shares may also need the signature on such documents to be guaranteed. See Instruction 1.

3. Delivery of Letter of Transmittal and Book-Entry Confirmations. The Letter of Transmittal shall be used if CureVac Shares directly registered in your name are to be tendered, including if (a) you are a record holder and hold such shares in book-entry form on the books of CureVac’s transfer agent, or (b) CureVac Shares are held in “street” name are to be tendered through the DTC in book-entry form, unless an Agent’s Message in lieu of this Letter of Transmittal is utilized. You must return an original executed copy of the Letter of Transmittal to the Exchange Agent to one of the addresses set forth at the end of this Instruction Booklet.

Please do not send any Letters of Transmittal or other documents directly to BioNTech or CureVac. The Exchange Agent must receive, prior to the Expiration Time, at its address set forth herein:

(i)	if your CureVac Shares are directly registered in your own name in CureVac’s shareholders register, including if you are a record holder and you hold CureVac Shares in book-entry form on the books of

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CureVac’s transfer agent, the following: (a) the Letter of Transmittal, properly completed and duly executed, and (b) any other documents required by the Letter of Transmittal; or

(ii)

if your CureVac Shares are held in “street” name and are being tendered by book-entry transfer into an account maintained at DTC, the following: (a) the Letter of Transmittal, properly completed and duly executed, or an Agent’s Message; (b) a book-entry confirmation from DTC; and (c) any other required documents.

THE METHOD USED TO DELIVER ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS IS NOT EFFECTIVE AND RISK OF LOSS OF THE CUREVAC SHARES DOES NOT PASS TO BIONTECH UNTIL THE EXCHANGE AGENT RECEIVES SUCH DOCUMENTS (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE EXCHANGE AGENT BY 9:00 A.M., NEW YORK CITY TIME, ON [●], 2025, OR SUCH TIME TO WHICH THE EXPIRATION TIME IS EXTENDED.

No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by executing the Letter of Transmittal or causing an Agent’s Message to be delivered, waive any right to receive any notice of the acceptance of their CureVac Shares for exchange.

All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt), and acceptance for exchange of a tender of CureVac Shares will be determined by BioNTech in its sole discretion, and that determination shall be final and binding, subject to any judgment of any court of competent jurisdiction. BioNTech may delegate such power in whole or in part to the Exchange Agent. A valid tender will not be deemed to have been made until all defects and irregularities have been cured or waived, but BioNTech reserves the right to waive any irregularities or defects in the tender of any CureVac Shares.

If you hold CureVac Shares through a broker, dealer, commercial bank, trust company, or other nominee, you should not use the Letter of Transmittal to direct the tender of your shares, but instead should follow the instructions sent to you separately by that institution. If that institution holds CureVac Shares through DTC, it must ensure that the Exchange Agent receives an Agent’s Message from DTC confirming the book-entry transfer of your CureVac Shares. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the CureVac Shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that BioNTech may enforce that agreement against such participant.

The Exchange Agent will establish an account with respect to the CureVac Shares at DTC for purposes of the Exchange Offer, and any Eligible Institution that is a participant in DTC may make book-entry delivery of CureVac Shares by causing DTC to transfer such shares into the Exchange Agent’s account at DTC in accordance with DTC’s procedure for the transfer. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

4. Inadequate Space. If the space provided in the Letter of Transmittal is inadequate, the number of CureVac Shares and any other required information should be listed on a separate schedule and attached to the Letter of Transmittal. Each page of such schedule should be separately signed in the same manner as the Letter of Transmittal is signed.

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5. Special Exchange and Special Delivery Instructions. If the BioNTech ADSs to which the undersigned is entitled in exchange for the undersigned’s tendered and accepted CureVac Shares in the Exchange Offer and the check for cash in lieu of fractional shares are to be issued in the name of a person other than the signer(s) of the Letter of Transmittal or mailed to an address other than that shown in the box on the first page of the Letter of Transmittal, or, if applicable, any CureVac Shares that are not accepted for exchange in the Exchange Offer are to be returned by credit to an account maintained at DTC other than that from which such book-entry shares were delivered, then the appropriate instructions in the “Special Exchange Instructions” and “Special Delivery Instructions,” as applicable, enclosed with the Letter of Transmittal should be completed.

6. Requests for Assistance or Additional Copies. You may direct any questions or requests for assistance to the Information Agent at its telephone number and address set forth on the last page of this Instruction Booklet, or to your broker, dealer, commercial bank, trust company, or other nominee. You may obtain additional copies of the Exchange Offer Prospectus, the Letter of Transmittal, this Instruction Booklet, the form of notice of withdrawal, and other Exchange Offer materials from the Information Agent at BioNTech’s expense.

7. IRS Form W-9/IRS Form W-8. Under U.S. federal income tax law, a tendering shareholder who is a “United States person” for U.S. federal income tax purposes is generally required to provide the Exchange Agent with such shareholder’s correct Taxpayer Identification Number (“TIN”), generally the shareholder’s social security or federal employer identification number, and certify that such shareholder is not subject to backup withholding by completing the enclosed IRS Form W-9, or otherwise establish a basis for exemption from backup withholding. If the Exchange Agent is not provided with a United States person’s correct TIN and other information and certifications required on IRS Form W-9 or an adequate basis for an exemption from backup withholding before payment is made, payments made to such United States person may be subject to backup withholding at the applicable rate (currently 24%), and such United States person may be subject to a penalty imposed by the IRS. Please review the instructions on the enclosed IRS Form W-9 for additional details.

Certain shareholders (including, among others, all corporations and certain non-U.S. persons) are exempt from these backup withholding requirements. A tendering shareholder who is not a United States person may qualify as an exempt recipient by providing the Exchange Agent with a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to such shareholder’s non-U.S. status or by otherwise establishing an exemption. IRS Forms W-8 (and the instructions thereto) can be obtained from the Exchange Agent or the IRS website (www.irs.gov). Such shareholders are urged to consult a tax advisor to determine which IRS Form W-8 is appropriate.

Failure to complete the enclosed IRS Form W-9 or appropriate IRS Form W-8, as applicable, will not, by itself, cause the CureVac Shares surrendered by a holder of CureVac Shares to be deemed invalidly tendered, but may require the Exchange Agent to backup withhold at the applicable rate (currently 24%) from any payments made to such holder. U.S. federal backup withholding is not an additional tax. Rather, the U.S. federal income tax liability, if any, of persons subject to backup withholding may be reduced by the amount of tax withheld. If backup withholding results in an overpayment of tax, a refund, or a credit may generally be obtained, provided that the required information is timely furnished to the IRS. Each holder of CureVac Shares should consult its tax advisor regarding qualification for an exemption from backup withholding, the procedure for obtaining an exemption, and the applicable backup withholding rate.

Please consult your tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI (or other applicable IRS Form W-8) to claim exemption from U.S. federal backup withholding.

For additional information regarding the U.S. federal income tax consequences of the Exchange Offer, see “Material United States Federal Income Tax Considerations” in the Exchange Offer Prospectus.

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8. Withdrawal. You may properly withdraw CureVac Shares previously tendered pursuant to the Exchange Offer at any time before 9:00 A.M., New York City time, on [●], 2025, or such time to which the Expiration Time is extended. On and after the Expiration Time, you will no longer be able to withdraw your previously tendered CureVac Shares and tenders of CureVac Shares made pursuant to the Exchange Offer will be irrevocable; provided, that, if BioNTech has not yet accepted CureVac Shares tendered for exchange, any CureVac shareholder may withdraw its tendered CureVac Shares after the 60th day following commencement of the Exchange Offer. To properly withdraw your previously tendered CureVac Shares, you must provide a written or facsimile transmission notice of withdrawal to the Exchange Agent, which must be timely received by the Exchange Agent prior to the Expiration Time at the appropriate address set forth on the back cover of the Exchange Offer Prospectus. That notice must include the name(s) of the person(s) having tendered the CureVac Shares to be withdrawn, the number of tendered CureVac Shares to be withdrawn and the name(s) of the holder(s) of the tendered CureVac Shares to be withdrawn, if different from that of the person(s) who tendered such shares. BioNTech has provided to registered holders a form of notice of withdrawal, which you may use to withdraw your CureVac Shares. You may obtain additional forms of notices of withdrawal from the Information Agent.

If shares have been tendered pursuant to the procedures for book-entry tender through DTC, any notice of withdrawal must comply with DTC’s procedures.

If you hold your CureVac Shares through a broker, dealer, commercial bank, trust company, or other nominee, you should consult that institution on the procedures you must comply with and the time by which such procedures must be completed in order for that institution to provide a written notice of withdrawal to the Exchange Agent on your behalf before the Expiration Time. If you hold your CureVac Shares through such an institution, that institution must deliver the notice of withdrawal with respect to any CureVac Shares you wish to withdraw. In such a case, as a beneficial owner and not a registered shareholder, you will not be able to provide a notice of withdrawal for such shares directly to the Exchange Agent. Any CureVac Shares validly withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer. However, you may re-tender withdrawn CureVac Shares by following one of the procedures described in the Exchange Offer Prospectus under “The Offer — Procedures for Tendering” at any time prior to the Expiration Time.

Except as otherwise provided above, any tender made under the Exchange Offer is irrevocable.

9. Conditions; Waiver of Conditions. The Offer is subject to various conditions described in the Exchange Offer Prospectus under “The Offer — Antitrust Approvals,” “The Offer — Other Regulatory Approvals,” and “The Purchase Agreement — Conditions to Closing of the Offer” that must be satisfied or waived. BioNTech and CureVac may waive certain of the conditions to the Exchange Offer prior to the Expiration Time. If the conditions are not satisfied, or, where permissible, waived, the Exchange Offer will not be completed and tendered CureVac Shares will be returned to the relevant CureVac shareholders.

10. Irregularities. BioNTech reserves the absolute right to reject any and all tenders of CureVac Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. BioNTech also reserves the right to waive any of the conditions of the Exchange Offer that are within the power of BioNTech to waive, or any defect or irregularity in the tender of any CureVac Shares.

No tender of CureVac Shares is valid until all defects and irregularities in tenders of such shares have been cured or waived. None of BioNTech, CureVac, the Exchange Agent, the Information Agent, BioNTech’s transfer agent, or any other person is or will be under any duty to give notice of any defects or irregularities in the tender of CureVac Shares and none of them will incur any liability for failure to give any such notice.

BioNTech will make all determinations regarding the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of CureVac Shares and any notice of withdrawal in its sole discretion, and its determinations shall be final and binding, subject to any judgment by any court of competent jurisdiction. BioNTech’s interpretations of the terms and conditions of this Exchange Offer, including the Letter of Transmittal and the instructions contained in this Instructional Booklet, shall be final and binding.

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Form W-9 (Rev. March 2024) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information.	Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.

Print or type. See Specific Instructions on page 3.	1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.)
2 Business name/disregarded entity name, if different from above.
3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes.	4 Exemptions (codes apply only to certain
entities, not individuals; see instructions
on page 3):

Exempt payee code (if any)

Exemption from Foreign Account Tax
Compliance Act (FATCA) reporting

code (if any)

(Applies to accounts maintained
outside the United States.)

	☐ Individual/sole proprietor	☐ C corporation	☐ S corporation	☐ Partnership	☐ Trust/estate
☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .

Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)

3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . .  ☐

	5 Address (number, street, and apt. or suite no.). See instructions.				Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Social security number

-	-
or

Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

What’s New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification.

 New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other

Cat. No. 10231X	Form W-9 (Rev. 3-2024)

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Form W-9 (Rev. 3-2024)	Page 2

amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid).

• Form 1099-DIV (dividends, including those from stocks or mutual funds).

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

• Form 1099-NEC (nonemployee compensation).

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

• Form 1099-S (proceeds from real estate transactions).

• Form 1099-K (merchant card and third-party network transactions).

• Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

• Form 1099-C (canceled debt).

• Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

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Form W-9 (Rev. 3-2024)	Page 3

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.

• Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

• Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

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Form W-9 (Rev. 3-2024)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.
[1]	See Form 1099-MISC, Miscellaneous Information, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter

“NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties,

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Form W-9 (Rev. 3-2024)	Page 5

goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*
8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* Note: The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

BioNTech SE – COY BNSB

The Information Agent for the Exchange Offer is:

Georgeson LLC

51 West 52nd Street, 6th Floor

New York, NY 10019

Call Collect (732) 353-1948

Call Toll-Free (888) 686-7195

Email: Curevacoffer@georgeson.com

The Exchange Agent for the Exchange Offer is:

Computershare Trust Company, N.A.

If delivering by trackable mail, including overnight delivery or any other expedited service:	If delivering by First Class Mail:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: BNSB 150 Royall Street, Suite V Canton, MA 02021	Computershare Trust Company N.A. c/o Voluntary Corporate Actions: COY BNSB P.O. Box 43011 Providence, RI 02940-3011

Delivery will only be deemed valid if delivered in accordance with the instructions above.

BioNTech SE – COY BNSB